SUPPLEMENT TO THE SUBLICENSE AND SUPPLY AGREEMENT

THIS SUPPLEMENTAL AGREEMENT is dated 5 August 2000 and is entered into between

TRINITY MEDICAL GROUP USA INC. (" TMGUSA"), a Florida Corporation, having a place of business at 3753 Howard Hughes Parkway, Las Vegas, NV 89109, U. S. A.; and

TRINITY ASSETS COMPANY LIMITED (" TAC"), a company incorporated in Thailand, having a place of business at 425/129 Soi Sirijulsawek, Silom Road, Bangkok 10500, Thailand

WITNESSETH:

WHEREAS, THE TRINITY MEDICAL GROUP USA, INC. (" TMGUSA") and TRINITY ASSETS COMPANY LIMITED (" TAC") entered into a Sublicense and Supply Agreement (" Sublicense and Supply Agreement") dated August 4,2000, both parties hereby agree to amend the said Sublicense and Supply Agreement under the terms and conditions of this agreement.

NOW, THEREFORE, the parties agree as follows:

The following shall be added as Clauses 3.3 and 3.4 of the Sublicense and Supply
Agreement:

Quote

3.3.     Manufacturing Rights
         --------------------

         TMGUSA hereby grants to TAC manufacturing rights to Remune in the Territory (Thailand and 9 other countries).


3.4      Supports for the  Manufacturing  and other related  Facilities  for the
         -----------------------------------------------------------------------
         Marketing,  Promoting,  Selling  and  Distribution  of the  Product  in
         -----------------------------------------------------------------------
         Thailand
         --------

         TMGUSA agrees to provide supports to TAC (in the form and substance satisfactory to both parties) for the warehousing, transportation, production of any related capital assets, plant equipment, land purchases or leases which are necessary for the marketing, promoting, selling and distribution of the Product in Thailand.

Unquote

         Except as otherwise specified in this supplement, all other conditions and agreements in the Sublicense and Supply Agreement remain the same and in full force and effect.


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         IN WITNESS WHEREOF,  the parties have executed this Agreement as of the date set forth above.

         For and on behalf of TRINITY MEDICAL GROUP USA, INC.

         By:

         /s/ James Namnath, CEO               /s/ Vina Churdboonchart, President
         --------------------------------     ----------------------------------


         For and on behalf of
         TRINITY ASSETS COMPANY LIMITED

         By:

         /s/ Inthanom Churdboonchart          /s/ Orranart Churdboonchart
         --------------------------------     -------------------------------
         Inthanom Churdboonchart              Orranart Churdboonchart